Exhibit 99.3

1 Investor Overview July 2023

2 Forward - looking Statements Statements made in this presentation that are not descriptions of historical facts are forward - looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties . If such risks or uncertainties materialize or such assumptions prove incorrect, our business, operating results, financial condition, and stock price could be materially negatively affected . You should not place undue reliance on such forward - looking statements, which are based on the information currently available to us and speak only as of the date of this press release . Such forward - looking statements include, but are not limited to, statements regarding our excitement and the expected growth of our business segments . Factors that could cause such actual results to differ materially from those contemplated or implied by such forward - looking statements include, without limitation, the risks described from time to time in B . Riley Financial, Inc . ’s periodic filings with the SEC, including, without limitation, the risks described in B . Riley Financial, Inc . ’s Annual Report on Form 10 - K for the year ended December 31 , 2022 and under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” (as applicable) and our Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2023 . These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward - looking statements . These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward - looking statements . All information is current as of the date this presentation is published, and B . Riley Financial undertakes no duty to update this information . This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities . Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933 , as amended . Use of Non - GAAP Financial Measures Certain of the information set forth herein, including operating revenues, adjusted EBITDA, operating adjusted EBITDA, and investment adjusted EBITDA may be considered non - GAAP financial measures . B . Riley Financial believes this information is useful to investors because it provides a basis for measuring the Company's available capital resources, the operating performance of its business and its revenues and cash flow, ( i ) excluding in the case of operating revenues, trading income (loss) and fair value adjustments on loans, (ii) excluding in the case of adjusted EBITDA, net interest expense, provisions for or benefit from income taxes, depreciation, amortization, fair value adjustment, restructuring charge, gain on extinguishment of loans, impairment of trade names, stock - based compensation and transaction and other expenses, (iii) excluding in the case of operating adjusted EBITDA, aforementioned adjustments for adjusted EBITDA, as well as trading income (loss) and fair value adjustments on loans, realized and unrealized gains (losses) on investments, and other investment related expenses, and (iv) in the case of investment adjusted EBITDA this includes trading income (loss) and fair value adjustments on loans and realized and unrealized gains (losses) on investments, net of other investment related expenses, that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP") . In addition, the Company's management uses these non - GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance, capital resources and cash flow . Non - GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non - financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies .

3 01 B. RILEY FINANCIAL AT A GLANCE 3

4 B. Riley Financial at a Glance Ticker: RILY Founded: 1997 Nasdaq - listed: 2015 Headquarters: Los Angeles, CA 2,000+ affiliated personnel 200+ locations worldwide We are a diversified financial services platform with a portfolio of steady and diversified synergistic operating companies in concert with episodic, high - return businesses. Total Assets as of Mar 2023 $6.6B 3 - Year Total Return (4) 230% Total Revenues LTM Mar 2023 $1.3B Operating Revenues (1) LTM Mar 2023 $1.4B Operating Adj. EBITDA (2)(3) LTM Mar 2023 $362.4M per common share Cumulative Dividends (5) since 2014 $24.36 Insider Ownership 34% Common Dividend Yield (5) 7.1% Operating Revenues and Operating Adjusted EBITDA are non - GAAP financial metrics. Please see appendix for a reconciliation to GAA P financial measures, and accompanying end notes for defined terms and sources.

5 Q2 2023 Preliminary Results Total Revenues $405.0 to $407.0 million Net Income $44.6 to $46.6 million Diluted EPS $1.48 to $1.55 Total Adj. EBITDA (1) $138.0 to $140.0 million Operating Adj. EBITDA (2) $78.5 to $80.5 million Q3 2023 Guidance ▪ Positive realized and unrealized portfolio gains in Q 2 2023 ▪ Total Cash and Investments (3) is estimated to be $ 1 . 9 billion as of June 30 , 2023 ▪ Total Debt outstanding is estimated to be $ 2 . 3 billion as of June 30 , 2023 ▪ Total Debt, Net of Cash and Investments, is estimated to be $ 406 million as of June 30 , 2023 ▪ Q 2 2023 Common Dividend of $ 1 . 00 per share ; payable August 21 to stockholders of record as of August 11 These preliminary results and guidance ranges reflect reasonable estimates of management based upon information available to B . Riley Financial at this time . Our estimated preliminary results are subject to completion of our customary quarter - end closing and review procedures and are not a comprehensive statement of our financial results for the three months ended June 30 , 2023 . We caution that our final results could vary from these estimates . These estimates should not be viewed as a substitute for complete financial statements prepared in accordance with GAAP and they are not necessarily indicative of the results to be achieved in any future period . ▪ Operating Adj. EBITDA (2) of at least $105 million ▪ Countercyclical business segments including Financial Consulting’s restructuring practice and Auction & Liquidation are seeing positive momentum along with Capital Markets Q2 2023 Preliminary Results and Q3 2023 Guidance Total Adjusted EBITDA and Operating Adjusted EBITDA are non - GAAP financial metrics. Please see appendix for a reconciliation to GAAP financial measures and accompanying end notes for defined terms and sources.

6 02 PLATFORM STRATEGY & PERFORMANCE

7 Diversification through Steady and Episodic Opportunities Enhance our business Support our clients Make accretive acquisitions Return capital to our shareholders Diversified Platform Cash Flow Utilization STEADY EPISODIC COUNTER CYCLICAL Appraisal & Valuation Consulting Asset Management Wealth Management Communications Consumer Brands Investment Banking Capital Markets Retail Liquidation Bankruptcy Restructuring Turnaround Management Retail Liquidation

Historical Timeline and Acquisitions

1997
- Formed boutique stock-picking research firm serving small caps
- B | RILEY

2014
- Merged with publicly traded Great American Group
- RILY lists on Nasdaq

2016
- Acquired United Online

2017
- Acquired FBR & Co
- Acquired Wunderlich Securities

2018
- Acquired GlassRatner
- Acquired magicJack

2019
- Established Brands Portfolio

2020
- Acquired Alderney Advisors
- Acquired Anchor Resource Mgmt
- Established Financial Sponsors Group
- B. Riley Real Estate
- B. Riley Venture Capital

2021
- Acquired National Holdings
- Acquired 272 Capital
- Acquired Marconi Wireless

2022
- Acquired FocalPoint
- Acquired Lingo
- Acquired BullsEye Telecom
- Acquired Targus

2023
- Acquired corporate division of Farber Group
- Acquired ABTV
- Acquired C&W

Banking, Capital Markets | Asset, Wealth Management | Advisory, Consulting | Consumer, Communications

B | RILEY Financial 8

9 Financial Summary – Operating Results (as of Mar 2023) $266M $257M $319M $441M $381M $247M $140M $312M $382M $432M $84M $74M $106M $102M $80M Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Operating Revenues Investments Gains Total Revenues Operating Adj. EBITDA $778M $1.33B $1.28B $1.40B $834M $1.55B $1.08B $1.27B $312M $422M $366M $362M FY 2020 FY 2021 FY 2022 LTM Mar 2023 Operating Revenues Investment Gains Total Revenues Operating Adj. EBITDA Quarter Annual Operating Revenues, Investment Gains, and Operating Adjusted EBITDA are non - GAAP financial metrics. Please see appendix for a re conciliation to GAAP financial measures and accompanying end notes for defined terms and sources.

10 Cash and Investments and Loans Receivable Overview (as of Mar 2023) Composition of Cash and Investments By Asset Type Loans Receivable By Sector Loans Receivable 36% Public Equity 28% Private Equity 18% Cash and Restricted Cash 10% Partnership Interests and Other Corporate Bonds and Fixed Income Securities Please see accompanying end notes and tables in the appendix for defined terms and sources. Badcock 42% Consumer / Retail 20% Technology 19% Communication 13% Utilities 3% Other 3% Total Cash and Investments $2.12 billion Total Loans Receivable, at Fair Value $772 million

11 Track Record of Generating Strong Total Returns Please see accompanying end notes for definitions and sources. + 25% + 230% + 249% + 697% 1-Year 3-Year 5-Year Since 2015 Nasdaq Listing (1) RILY has generated ~700% total return for shareholders since July 2015 Nasdaq listing

12 03 OVERVIEW OF OPERATING UNITS

13 Click to edit Master title style Click to edit Master text styles Second level Third level Fourth level Fifth level Over 1,000 Institutional Client Relationships Over 1,500 Appraisals Completed/year Over 2,500 Retail Store Closures since 2020 Over 400 Companies Covered by Equity Research Over 400 Financial Advisors and Registered Reps 500 Average Advisory Matters/year Figures noted are approximations based upon the latest available data.

14 Business Mix by Segment (as of Mar 2023) Capital Markets 40% Communications 21% Wealth Management 15% Consumer 12% Financial Consulting 7% Auction and Liquidation 5% Segment Operating Revenues LTM March 2023 Segment Mix - Operating Revenues LTM March 2023 (Dollars in thousands) Twelve Months Ended March 31, 2023 % Capital Markets $ 546,212 40% Wealth Management 202,320 15% Auction and Liquidation 76,401 5% Financial Consulting 97,582 7% Communications 290,609 21% Consumer 162,207 12% Operating Revenues $ 1,375,331 100% Segment Operating Revenues & Operating Revenues are non - GAAP financial metrics. Please see appendix for a reconciliation to GAAP financial measures and accompanying end notes for a definition and sources.

15 Equity Capital Markets | Debt Capital Markets By the Numbers Trailing 3 Years #2 Sales agent in at - the - market offerings (3) Led 35+ Unsecured notes and preferred equity offerings, raising ~ $3.2B Led 70+ IPOs and follow - ons, raising ~ $6.8B (1) #1 Small - cap bookrunner outside “bulge brackets” (2) Leading Middle - Market Capital Markets Platform Please see accompanying end notes for sources.

16 Capital Markets Equity Capital Markets Debt Capital Markets Mergers & Acquisitions We help clients seize opportunities and solve complex capital structure challenges Sell - Side Representation Buy - Side Representation Restructuring Financial & Debt Advisory Distressed M&A Investment Banking

17 Provides comprehensive financial planning, investment advisory, portfolio management, and tax preparation services to individuals, corporations and non - profits. Wealth Management Enhanced Distribution through Dedicated Wealth Management Channel Financial Advisors and Registered Reps Client Assets under Management 400+ $24B Figures noted are approximations based upon the latest available data.

18 Financial Consulting “Best Of 2023” Ranking National Law Journal #1 End - to - End Litigation Consulting Firm #1 Forensic Accounting #1 IP Litigation Consulting #1 Litigation Dispute Advisory “Best of 2022” Ranking The Daily Report (Law.com) #1 Litigation Valuation #2 Forensic Accounting Firm #2 Overall Expert Witness 2023 Most Innovative ABF Journal Most Innovative Companies in Specialty Finance: Transformative Category 2023 Turnaround Awards The M&A Advisor Sec. 363 Sale of the Year ($50M - $100M) 2022 Turnaround Awards The M&A Advisor Distressed M&A Deal of the Year ($25M - $50M) Representative Awards and Accolades Financial Consulting: Specialty Advisory Restructuring & Turnaround Management ▪ Financial & Operational Restructuring ▪ Financial Advisory, Fiduciary Services ▪ Receivership , Liquidating Agent ▪ Turnaround & Interim Management Forensic & Litigation Support ▪ Complex Litigation, Contract Disputes ▪ Data Analytics ▪ Expert Witness Testimony ▪ Fraud & Forensic Investigations ▪ Lost Profits & Financial Damages Provides Specialty Financial Advisory Services to Solve Complex Business Problems

19 Retail Liquidation Financial Consulting: Valuation and Appraisal 1,000+ Unique companies a ppraised/year 1,500+ Valuation assignments completed/year 110M+ Square feet inspected in 2022 ▪ Inventory (Retail, Wholesale, Industrial) ▪ Machinery & Equipment ▪ Intangible Assets, Intellectual Property ▪ Field Examinations ▪ Real Estate ▪ Fixed Assets ▪ Financial Securities ▪ Tax, Compliance & Reporting Dedicated Valuation Experts Across Numerous Industries and Disciplines Large Appraisal Practice Specializing in ABL Valuation, Dedicated Sector Expertise Figures noted are approximations based upon the latest available data.

20 Retail Liquidation Representative Client Engagements Over $ 4B Total value of assets liquidated since 2020 Over 2,500 S tore closures conducted since 2020 Over $ 45B R etail inventory liquidated since inception Retail Liquidation Figures noted are approximations based upon the latest available data.

Communications Portfolio

Operationally Focused Control Investments Offer Free Cash Flow

$32M
Segment Revenue FY 2016

United Online
July 2016
Internet access provider; Provides email, broadband, DSL and dial-up services under the NetZero and Juno brands.

magicJack
Nov 2018
Voice over Internet Protocol (VoIP) phone service provider.

Provides subscription services and devices to consumers and small businesses.

Marconi Wireless
Oct 2021
Mobile virtual network operator (MVNO).

Provides mobile services, including voice, text, and data services and devices to consumers.

Lingo
May 2022
Global unified communications (UC) and managed service provider.

Provides IP-based Cloud voice, data and other UC technologies to small-to-medium sized businesses (SMBs) and consumers.

BullsEye Telecom
Aug 2022
Award-winning single source communications and cloud technology provider.

Provides unified communications to SMB and Enterprise markets.

Lingo acquired BullsEye Telecom in August 2022.

$291M
Segment Revenue LTM Mar 2023

B | RILEY Financial 21

22 Consumer Brand Investments Diverse Portfolio of Consumer Brands ▪ Acquired Targus in October 2022 ▪ Leading brand share in key product categories in the U.S. and abroad ▪ Serves Fortune 1000 companies with global footprint in 100 countries *Targus is a registered trademark of Targus International LLC in the U.S. and in certain other countries. Please see accompan yin g end notes for sources. ▪ Established Brands Portfolio in Q4 2019 ▪ Offers diversified revenue and cash flow through licensing of Six Brands ▪ Leverages retail expertise and brand management partnerships ▪ Additional consumer brands acquired between 2018 and 2023 ▪ Generate additional income from these brand investments ▪ Recognized outside of Consumer Segment in Other Income 100% ownership 80% ownership 43% ownership 41% ownership 40% ownership 10% ownership

23 B. Riley Financial – Diversified Platform Strategy Expanded base of stable and recurring income sources Best - in - class, differentiated financial services platform Disciplined capital allocation Maintain and grow dividend Deliver shareholder value

24 04 APPENDIX

25 Balance Sheet Summary and Key Metrics Operating Revenues, Investment Loss, Adjusted EBITDA, Operating Adjusted EBITDA, Investment Adjusted EBITDA, and Cash and Inv est ments are non - GAAP financial metrics. Please see following tables for a reconciliation to GAAP measures, and accompanying end notes for defined terms and sources. Balance Sheet Summary as of March 31, 2023 (1) Financial Highlights (LTM March 31, 2023) (6) Cash & Cash Equivalents $210.0M Total Revenues $1,265.9M Total Adj. EBITDA (11) $86.5M Securities and Other Investments Owned, Net (2) $1,041.4M Operating Revenues (7) $1,397.7M Operating Adj. EBITDA (9)(11) $362.4M Loans Receivable, at Fair Value $772.1M Investment Loss (8) $(131.8M) Investment Adj. EBITDA (10)(11) $(275.9M) Other Investment Assets (3) $58.8M Total Cash, Net Securities and Investments, and Other (2)(3) $2,082.3M Capitalization Structure Common Stock Revolving Credit Facility and Term Loans, Net $766.1M Market Cap (12) $1,586.9M Shares Outstanding (1) 28.1M Senior Notes and Other Notes Payable $1,742.9M Preferred Shares – FMV (13) $101.6M Public Float, est. 66.3% Total Debt (4) $2,508.9M Total Debt, Net of Cash and Investments (5) $426.7M Insider Holdings (1) 33.7% Total Debt, Net of Cash and Investments (5) $426.7M Enterprise Value (14) $2,115.2M

26 Adjusted EBITDA and Operating Adjusted EBITDA Reconciliation Preliminary Estimate Q2 2023 (Dollars in thousands) Low High Net Income Attributable to B. Riley Financial, Inc. $ 44,600 $ 46,600 EBITDA Adjustments Provision for Income Taxes 21,500 21,500 Interest Expense 47,300 47,300 Interest Income (700) (700) Share Based Payments 10,500 10,500 Depreciation and Amortization 12,500 12,500 Restructuring Charge 600 600 Gain on Extinguishment of Loans - - Impairment of Tradenames 1,700 1,700 Transactions Related Costs and Other - - Total Adjustments 93,400 93,400 Adjusted EBITDA $ 138,000 $ 140,000 Operating EBITDA Adjustments: Trading Income and Fair Value Adjustments on Loans (42,000) (42,000) Realized and Unrealized Gains on Investments and Fair Value Adjustments (19,000) (19,000) Other Investment Related Expenses 1,500 1,500 Total Operating EBITDA Adjustments (59,500) (59,500) Operating Adjusted EBITDA $ 78,500 $ 80,500 Adjusted EBITDA and Operating Adjusted EBITDA are non - GAAP financial metrics. Please see accompanying end notes for definitions of these terms.

Adjusted EBITDA and Operating Adjusted EBITDA Reconciliation (as of March 2023)

(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	FY Dec 31, 2020	FY Dec 31, 2021	FY Dec 31, 2022	LTM Mar 31, 2023
Net Income (Loss) Attributable to B. Riley Financial, Inc.	$ (10,062)	$ (140,159)	$ 47,837	$ (57,445)	$ 17,155	$ 205,148	$ 445,054	$ (159,829)	$ (132,612)
EBITDA Adjustments									
Provision for (Benefit from) Income Taxes	(3,695)	(52,513)	16,350	(23,998)	7,919	75,440	163,960	(63,856)	(52,242)
Interest Expense	30,436	31,764	34,587	44,399	47,561	65,249	92,455	141,186	158,311
Interest Income	(67)	(500)	(686)	(1,482)	(2,574)	(564)	(229)	(2,735)	(5,242)
Share Based Payments	17,013	14,202	14,613	15,312	13,746	18,588	36,011	61,140	57,873
Depreciation and Amortization	7,848	7,961	10,717	13,443	13,077	19,369	25,871	39,969	45,198
Restructuring Charge	-	-	8,016	995	93	1,557	-	9,011	9,104
Gain on Extinguishment of Loans	(1,102)	-	-	-	-	-	(6,509)	(1,102)	-
Impairment of Tradenames	-	-	-	-	-	12,500	-	-	-
Transactions Related Costs and Other	291	3,468	10,003	(5,264)	(2,146)	9,531	5,881	8,498	6,061
Total Adjustments	50,724	4,382	93,600	43,405	77,676	201,670	317,440	192,111	219,063
Adjusted EBITDA	**$ 40,662**	**$ (135,777)**	**$ 141,437**	**$ (14,040)**	**$ 94,831**	**$ 406,818**	**$ 762,494**	**$ 32,282**	**$ 86,451**
Operating EBITDA Adjustments:									
Trading (Income) Loss and Fair Value Adjustments on Loans	19,278	117,763	6,917	58,670	(51,568)	(56,677)	(220,545)	202,628	131,782
Realized and unrealized (gains) losses on investments	49,112	106,164	(19,071)	64,874	28,442	(47,341)	(166,131)	201,079	180,409
Other Investment Related Expenses	(24,865)	(13,930)	(23,039)	(7,697)	8,421	8,873	46,211	(69,531)	(36,245)
Total Operating EBITDA Adjustments	43,525	209,997	(35,193)	115,847	(14,705)	(95,145)	(340,465)	334,176	275,946
Operating Adjusted EBITDA	**$ 84,187**	**$ 74,220**	**$ 106,244**	**$ 101,807**	**$ 80,126**	**$ 311,673**	**$ 422,029**	**$ 366,458**	**$ 362,397**

Adjusted EBITDA and Operating Adjusted EBITDA are non-GAAP financial metrics.
Please see accompanying end notes for definitions of these terms.

B | RILEY Financial 27

Operating Revenues and Total Revenues Reconciliation (as of March 2023)

(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	FY Dec 31, 2020	FY Dec 31, 2021	FY Dec 31, 2022	LTM Mar 31, 2023
Total Segment Operating Revenues	$ 265,419	$ 256,773	$ 314,962	$ 432,347	$ 371,249	$ 777,540	$ 1,334,153	$ 1,269,501	$ 1,375,331
Other Operating Revenues[1]	699	611	4,072	8,415	9,273	-	-	13,797	22,371
Total Operating Revenues[2]	**$ 266,118**	**$ 257,384**	**$ 319,034**	**$ 440,762**	**$ 380,522**	**$ 77,540**	**$ 1,334,153**	**$ 1,283,298**	**$ 1,397,702**
Trading (Losses) Income and Fair Value Adjustments on Loans	(19,278)	(117,763)	(6,917)	(58,670)	51,568	56,677	220,545	(202,628)	(131,782)
Total Revenues	**$ 246,840**	**$ 139,621**	**$ 312,117**	**$ 382,092**	**$ 432,090**	**$ 834,217**	**$ 1,554,698**	**$ 1,080,670**	**$ 1,265,920**

(Dollars in thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	FY Dec 31, 2020	FY Dec 31, 2021	FY Dec 31, 2022	LTM Mar 31, 2023
Capital Markets Segment:									
Total Revenues	$ 102,849	$ 1,291	$ 151,151	$ 72,305	$ 185,411	$ 477,086	$ 891,230	$ 327,596	$ 410,158
Trading (Income) Loss and Fair Value Adjustments on Loans	19,800	119,291	7,944	59,115	(50,296)	(55,873)	(212,922)	206,150	136,054
Operating Revenues[2]	$ 122,649	$ 120,582	$ 159,095	$ 131,420	$ 135,115	$ 421,213	$ 678,308	$ 533,746	$ 546,212
Wealth Management Segment:									
Total Revenues	$ 77,479	$ 62,389	$ 48,172	$ 46,217	$ 49,814	$ 73,149	$ 381,984	$ 234,257	$ 206,592
Trading (Income) Loss and Fair Value Adjustments on Loans	(522)	(1,528)	(1,027)	(445)	(1,272)	(804)	(7,623)	(3,522)	(4,272)
Operating Revenues[2]	$ 76,957	$ 60,861	$ 47,145	$ 45,772	$ 48,542	$ 72,345	$ 374,361	$ 230,735	$ 202,320

Segment Operating Revenues and Operating Revenues are non-GAAP financial metrics.
Please see accompanying end notes for a definition of these terms.

B | RILEY Financial 28

End notes

These notes refer to financial metrics, defined terms and sources, as presented on:

Slide 4: B. Riley Financial, Inc. at a Glance
Figures for total headcount and locations are approximations based on the latest data available as of December 31, 2022.
Operating Revenues and Operating Adjusted EBITDA are non-GAAP financial metrics. For further discussion of these non-GAAP terms, please see "Note Regarding Use of Non-GAAP Financial Measures" and financial tables in the appendix for a reconciliation to GAAP financial measures.
(1) Operating Revenues is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.
(2) Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring charge, share-based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs.
(3) Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Loss) and Fair Value Adjustments on Loans, (ii) Realized and Unrealized Gains (Losses) on Investments and Fair Value Adjustments, and (iii) other investment related expenses.
(4) Total Return representative of stock price change plus cash dividends between 7/21/20 and 7/21/23.
(5) Dividend metrics include Q2 2023 quarterly dividend of $1.00 payable August 2023. Common dividend yield based on $1.00 quarterly dividend and $56.40 share price as of 7/21/23 close.

Slide 5: Q2 2023 Preliminary Results and Q3 2023 Guidance
Operating Adjusted EBITDA is a non-GAAP financial metrics. For further discussion of these non-GAAP terms, please see "Note Regarding Use of Non-GAAP Financial Measures" and financial tables in the appendix for a reconciliation to GAAP financial measures.
(1) Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring charge, share-based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs.
(2) Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Loss) and Fair Value Adjustments on Loans, (ii) Realized and Unrealized Gains (Losses) on Investments and Fair Value Adjustments, and (iii) other investment related expenses.
(3) Includes cash and cash equivalents, restricted cash, the net amount of due from clearing brokers and due to clearing brokers, advances against customer contracts, the net amount of loans receivable and loan participations sold, the net amount of securities and other investments owned and securities sold not yet purchased, and the net amount of other investments and deposits reported in prepaid and other assets and noncontrolling interest related to investments reported in securities and other Investments owned.

Slide 9: Financial Summary – Operating Results (as of Mar 2023)
Operating Revenue, Investment Gains, Adjusted EBITDA, and Operating Adjusted EBITDA are non-GAAP financial metrics. For further discussion of these non-GAAP terms, please see "Note Regarding Use of Non-GAAP Financial Measures" and financial tables in the appendix for a reconciliation to GAAP financial measures.
Operating Revenues is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.
Investment Gains is defined as Trading Income and Fair Value Adjustments on Loans.
Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring charge, share-based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs.
Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Loss) and Fair Value Adjustments on Loans, (ii) Realized and Unrealized Gains (Losses) on Investments and Fair Value Adjustments, and (iii) other investment related expenses.

Slide 10: Cash and Investments and Loans Receivable Overview (as of Mar 2023)
Public Equity, Private Equity, and Partnership Interests and Other include investments reported in prepaid and other assets. Public Equity also includes $59 million equity positions held by B. Riley in managed account with gains and losses for client benefit, as of March 31, 2023.

B | RILEY Financial 29

End notes

These notes refer to financial metrics, defined terms and sources, as presented on:

Slide 11: Track Record of Generating Strong Total Returns
Total Return equal to (7/21/23 Closing Share Price – Beginning Period Share Price + Dividends) / Beginning Period Share Price.
(1) RILY began trading on the Nasdaq on July 16, 2015 at $10.00.

Slide 14: Business Mix by Segment (as of Mar 2023)
Segment Operating Revenues is a non-GAAP financial metric. For further discussion of this non-GAAP term, please see "Note Regarding Use of Non-GAAP Financial Measures" and financial table in the appendix for a reconciliation to GAAP financial measures.
Segment Operating Revenues and is defined as the sum of revenues from (i) Services and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.

Slide 15: Leading Middle-Market Capital Markets Platform
B. Riley Securities by the Numbers Trailing 3 Years (7/1/2020 – 6/30/2023).
(1) Cumulative led transaction deal value (public IPO, FO and convert offerings).
(2) Source: Dealogic. Pricing Date 7/1/2020 – 6/30/2023, Deal Type = IPO, FO, Rank Eligible. SEC registered. Exchange Nationality = USA. Market Cap. $100m-$1.5bn. Deal Price >= $1.00. Excludes SPAC IPOs and Healthcare transactions.
(3) 300+ ATMs over time span.

Slides 17: Wealth Management
Figures noted for Financial Advisors and Registered Representatives, and Client Assets as of March 31, 2023.

Slide 19: Financial Consulting: Valuation and Appraisal
Figures noted for Valuation Assignments, Unique Companies Appraised, and Square Feet Inspected as of December 31, 2022.

Slide 20: Retail Liquidation
Figures noted for Store Closures and Value of Assets and Inventory Liquidated as of March 2023.

Slide 22: Consumer Brand Investments
Targus ranked #1 B2B and Retail Laptop Cases in the U.S. Source: The NPD Group/Retail Tracking Service (U.S. and Canada): combined Q3 2022 sales for Sleeves/Slipcases; Reseller Tracking (U.S.): combined sales for Laptop Cases and Other. Notebook Accessories; based on unit sales, 12ME September 2022 combined.
Brand holdings for Six Brands as of December 31, 2022. Percentage represents approximate ownership stake in these brands.
Brand holdings for Hurley, Justice, and bebe as of December 31, 2022. Percentages represent approximate ownership stakes in these brands. Our investments in Hurley, Justice and bebe are recognized outside of Operating Income from Reportable Segments and is reported in "Other Income (Expense)."

B | RILEY Financial 30

End notes

These notes refer to financial metrics, defined terms and sources, as presented on:

Slide 25: Balance Sheet Summary, Key Metrics
(1) Balance Sheet Summary as of March 31, 2023.
(2) Includes approximately $1,049.2M in securities and other investments owned net of $7.8M in securities sold not yet purchased.
(3) Includes approximately $2.4M in restricted cash, $0.2M in advances against customer contracts, $19.1M due from clearing brokers, net of $6.0M due to clearing brokers, and $72.9M in other investments reported in prepaid and other assets, net of $29.8M in noncontrolling interest related to investments reported in securities and other investments owned.
(4) Excludes operating lease liabilities.
(5) Defined as total debt minus cash, net securities and investments, and other.
(6) Based on results for last twelve months ended March 31, 2023.
(7) Operating Revenues is defined as the sum of revenues from (i) Services and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.
(8) Investment Gains (Loss) is defined as Trading Income (Loss) and Fair Value Adjustments on Loans.
(9) Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Loss) and Fair Value Adjustments on Loans, (ii) Realized and Unrealized Gains (Losses) on Investments and Fair Value Adjustments, and (iii) Other Investment Related Expenses.
(10) Investment Adjusted EBITDA is defined as Trading Income (Loss) and Fair Value Adjustments on Loans and Realized and Unrealized Gains (Losses) on Investments , net of Other Investment Related Expenses.
(11) Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring charge, share-based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs.
(12) RILY common stock price as of July 21, 2023 for total shares outstanding of 28.1 million as of March 31, 2023.
(13) Fair market value of RILYP and RILYL preferred shares as of July 21, 2023 for total shares outstanding as of March 31, 2023.
(14) Enterprise value is defined as market capitalization, less cash and cash equivalents, restricted cash, the net amount of due from clearing brokers and due to clearing brokers, advances against customer contracts, the net amount of loans receivable and loan participations sold, the net amount of securities and other investments owned and securities sold not yet purchased, and the net amount of other investments and deposits reported in prepaid and other assets and noncontrolling interest related to investments reported in securities and other Investments owned, plus notes payable, term loans, net, revolving credit facility, senior notes payable, and fair value of RILYP and RILYL as of July 21, 2023 using outstanding preferred shares as of March 31, 2023.

Slide 26: Adjusted EBITDA and Operating Adjusted EBITDA Reconciliation
Adjusted EBITDA and Operating Adjusted EBITDA are non-GAAP financial metrics. For further discussion of these non-GAAP terms, please see "Note Regarding Use of Non-GAAP Financial Measures."
Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring charge, share-based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs.
Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Loss) and Fair Value Adjustments on Loans , (ii) Realized and Unrealized Gains (Losses) on Investments and Fair Value Adjustments, and (iii) Other Investment Related Expenses.

Slide 27: Adjusted EBITDA and Operating Adjusted EBITDA Reconciliation (as of March 2023)
Adjusted EBITDA and Operating Adjusted EBITDA are non-GAAP financial metrics. For further discussion of these non-GAAP terms, please see "Note Regarding Use of Non-GAAP Financial Measures."
Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring charge, share-based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs.
Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Loss) and Fair Value Adjustments on Loans , (ii) Realized and Unrealized Gains (Losses) on Investments and Fair Value Adjustments, and (iii) Other Investment Related Expenses.

Slide 28: Operating Revenues and Total Revenues Reconciliation (as of March 2023)
Segment Operating Revenues and Operating Revenues are non-GAAP financial metrics. For further discussion of these non-GAAP terms, please see "Note Regarding Use of Non-GAAP Financial Measures."
(1) Includes services and fees revenue not reported segment revenues.
(2) Operating Revenues is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.

B | RILEY Financial 31

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